Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
July, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.45%
     July, 1998   5.95%
     June, 1998   5.06%
     May, 1998   5.35%



Cash Yield                                              19.64%


Investor Charge Offs                                     5.21%


Base Rate                                                8.49%


Over 35 Day Delinquency                                  5.30%


Seller's Interest                                       29.88%


Total Payment Rate                                      11.51%


Total Principal Balance                                $4,551,722,416.34


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,360,055,749.6